                                                                    Exhibit 99.7


                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE


                                  MAY 11, 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       FIXED      FIXED      2/28      2/28      3/27      3/27     5/25      5/25    OTHER    OTHER
LTV :                                    $          %         $         %         $         %        $         %      ARM $    ARM %
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                       BELOW 70.01
                       70.01 TO 75   16,120,935   20.40   40,690,995  51.48   12,692,083  16.06   8,329,974  10.54  1,205,340   1.52
                       75.01 TO 80   12,057,402   21.30   31,867,136  56.29    6,884,215  12.16   5,684,539  10.04    123,653   0.22
                       80.01 TO 85   37,862,489    7.47  312,917,262  61.71   90,310,105  17.81  62,762,381  12.38  3,197,111   0.63
                       85.01 TO 90    9,206,980    9.73   65,617,702  69.32   15,450,145  16.32   3,177,958   3.36  1,211,569   1.28
                       90.01 TO 95   17,622,976    9.81  129,206,676  71.96   26,784,657  14.92   4,115,672   2.29  1,831,036   1.02
                      95.01 TO 100   11,621,688   12.48   59,592,272  63.99   19,558,738  21.00     797,696   0.86  1,563,442   1.68
                       100.01 PLUS    8,116,357    8.71   70,333,039  75.46   13,875,461  14.89     882,487   0.95          0   0.00

FICO
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                         BELOW 550    2,953,764   11.12   19,726,536  74.23    3,567,148  13.42     168,000   0.63    159,000   0.60
                        550 TO 574    9,077,674    8.98   74,576,087  73.79   13,856,647  13.71   1,343,479   1.33  2,206,863   2.18
                        575 TO 599    5,108,816    6.75   56,185,410  74.18   10,890,494  14.38   2,108,423   2.78  1,444,214   1.91
                        600 TO 624   14,108,468    7.96  122,948,078  69.39   32,489,031  18.34   7,084,229   4.00    545,250   0.31
                        625 TO 649   21,181,854   10.06  137,316,772  65.20   37,762,415  17.93  13,245,224   6.29  1,092,652   0.52
                        650 TO 674   22,048,861   12.08  117,402,476  64.32   30,283,820  16.59  11,903,664   6.52    900,825   0.49
                        675 TO 699   15,454,418   11.30   81,104,787  59.32   24,280,058  17.76  14,800,385  10.82  1,091,344   0.80
                          700 PLUS   22,674,972   11.76  100,964,938  52.35   32,425,791  16.81  35,097,304  18.20  1,692,002   0.88

PROPERTY TYPE:
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                     SINGLE-FAMILY   89,905,255   11.85  485,722,682  64.03  122,635,861  16.17  53,296,329   7.03  6,970,624   0.92
                               PUD   15,015,005    6.89  140,573,446  64.52   40,231,612  18.47  21,071,552   9.67    979,968   0.45
                            CONDO.    2,891,611    3.48   57,837,859  69.61   12,243,215  14.73   9,714,850  11.69    404,850   0.49
                   2-4 FAMILY DET.    4,796,956   10.96   26,091,095  59.60   10,444,715  23.86   1,667,977   3.81    776,709   1.77
                MANUFACTURED HOUSE

PURPOSE:
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                          PURCHASE   26,015,505    4.45  403,466,728  69.03   96,453,701  16.50  56,412,739   9.65  2,118,855   0.36
               REFINANCE RATE/TERM   12,070,859   26.41   23,928,219  52.36    6,188,808  13.54   2,883,363   6.31    631,596   1.38
CASH OUT REFI(COF) BELOW 70.01 LTV   11,733,197   18.88   31,707,829  51.01   10,678,320  17.18   6,931,474  11.15  1,106,400   1.78
        COF WITH  LTV  70.01 TO 75   11,052,325   25.28   21,643,965  49.51    6,271,289  14.35   4,624,620  10.58    123,653   0.28
        COF WITH  LTV  75.01 TO 80   22,350,582   18.81   60,123,889  50.59   24,557,730  20.67   9,590,335   8.07  2,212,014   1.86
        COF WITH  LTV  80.01 TO 85    7,383,593   10.79   45,650,210  66.71   12,680,961  18.53   2,247,031   3.28    470,050   0.69
       COF WITH  LTV   85.01 TO 90   13,615,344   12.86   72,181,499  68.16   16,394,515  15.48   2,665,528   2.52  1,043,790   0.99
       COF WITH  LTV   90.01 TO 95    6,609,999   11.74   37,789,057  67.13   10,073,145  17.89     395,617   0.70  1,425,791   2.53
       COF WITH  LTV  95.01 TO 100    1,777,421   10.00   13,733,688  77.29    2,256,936  12.70           0   0.00          0   0.00
       COF WITH   LTV  100.01 PLUS

OCCUPANCY STATUS:
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                    OWNER OCCUPIED  111,780,236   10.42  688,140,172  64.15  179,592,545  16.74  84,585,609   7.89  8,549,985   0.80
                        INVESTMENT      468,541    2.00   17,982,995  76.67    3,727,418  15.89   1,038,864   4.43    237,769   1.01
                          2ND HOME      360,049    5.02    4,101,915  57.23    2,235,441  31.19     126,234   1.76    344,397   4.80

LOAN BALANCE
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                      BELOW 50,000    2,053,455   43.18    2,120,584  44.59      499,766  10.51      81,482   1.71          0   0.00
              50,000.01 TO 100,000   15,929,461   25.13   35,781,288  56.44    8,506,005  13.42   2,983,887   4.71    198,140   0.31
             100,000.01 TO 150,000   20,547,411   14.73   83,213,932  59.66   25,117,285  18.01   9,982,582   7.16    621,150   0.45
             150,000.01 TO 200,000   18,258,053   12.59   93,428,250  64.42   23,147,870  15.96   9,670,580   6.67    529,725   0.37
             200,000.01 TO 400,000   31,442,265    7.71  272,308,160  66.75   65,435,160  16.04  34,591,358   8.48  4,183,224   1.03
             400,000.01 TO 500,000    5,317,527    5.08   71,614,699  68.43   17,575,043  16.79   9,309,657   8.90    843,402   0.81
             500,000.01 TO 600,000   11,052,116    9.41   77,537,981  66.04   18,175,632  15.48   7,892,441   6.72  2,756,509   2.35
           600,000.01 TO 1,000,000    8,008,538    6.83   73,120,188  62.39   26,028,642  22.21  10,048,721   8.57          0   0.00
            1,000,000.01 AND ABOVE            0    0.00    1,100,000  32.74    1,070,000  31.85   1,190,000  35.42          0   0.00

LOAN TERM
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                         >30 YEARS
                          30 YEARS  105,648,378    9.64  710,225,082  64.78  185,555,404  16.93  85,750,708   7.82  9,132,151   0.83
                          20 YEARS      265,985  100.00            0   0.00            0   0.00           0   0.00          0   0.00
                          15 YEARS    6,694,464  100.00            0   0.00            0   0.00           0   0.00          0   0.00
                             OTHER

MH STRATIFICATION:
-------------------------------------------------
Total Balance                                0.00
% Pool Balance                               0.00
Ave. FICO                                       0
Ave. LTV                                     0.00
% Full Docs                                  0.00

SILENT SECONDS STRATIFICATION:
-------------------------------------------------
Total Balance                      406,784,526.89
% Pool Balance                              36.87
Ave. FICO                                     667
Ave. LTV                                    79.47
% Full Docs                                 97.85

2ND LIEN STRATIFICATION:
-------------------------------------------------
Total Balance                                0.00
% Pool Balance                               0.00
Ave. FICO                                       0
% Full Docs                                  0.00

LTV ABOVE 90 STRATIFICATION:
-------------------------------------------------
Total Balance                      186,341,180.23
% Pool Balance                              16.89
Ave. FICO                                     661
Ave. LTV                                    97.32
% Full Docs                                 44.85

DOCUMENTATION TYPE
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                FULL DOCUMENTATION   46,789,785    6.06  514,538,551  66.68  129,065,043  16.73  75,345,033   9.76  5,906,950   0.77
             LIMITED DOCUMENTATION      576,897    6.85    5,326,827  63.28   1,910,229   22.69     480,000   5.70    123,653   1.47
     STATED DOCS WITH LTV BELOW 70    9,387,380   27.33   13,988,689  40.72   8,350,009   24.31   2,525,666   7.35     98,940   0.29
 STATED DOCS WITH LTV  70.01 TO 75    6,682,042   33.36    8,970,294  44.78   2,741,741   13.69   1,638,034   8.18          0   0.00
STATED DOCS WITH LTV   75.01 TO 80   16,757,960   30.69   23,512,149  43.06   10,968,760  20.09   2,778,018   5.09    589,411   1.08
STATED DOCS WITH LTV   80.01 TO 85    7,026,807   21.02   19,561,646  58.51   5,609,841   16.78     998,981   2.99    237,769   0.71
STATED DOCS WITH LTV   85.01 TO 90   16,498,002   20.79   49,050,124  61.81   11,437,016  14.41   1,442,779   1.82    922,536   1.16
STATED DOCS WITH LTV   90.01 TO 95    6,390,853   12.57   34,105,208  67.09   8,837,475   17.38     252,197   0.50  1,252,891   2.46
STATED DOCS WITH LTV  95.01 TO 100    2,499,099    4.94   41,171,596  81.37   6,635,292   13.11     290,000   0.57          0   0.00
 STATED DOCS WITH LTV ABOVE 100.01

LIEN STATUS
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                          1ST LIEN  112,608,826   10.21  710,225,082  64.37  185,555,404  16.82  85,750,708   7.77  9,132,151   0.83
    SECOND LIENS WITH LTV BELOW 85
 SECOND LIENS WITH LTV 85.01 TO 90
 SECOND LIENS WITH LTV 90.01 TO 95
SECOND LIENS WITH LTV 95.01 TO 100
SECOND LIENS WITH LTV ABOVE 100.01

INTEREST ONLY
----------------------------------  -----------  ------  -----------  -----  -----------  -----  ----------  -----  ---------  -----
                % OF MORTGAGE TYPE  696,889,033   63.17
                         AVE. FICO                  656
                          AVE. LTV                82.46
                     % STATED DOCS                89.01
                       % FULL DOCS                10.22